Exhibit 10.4(a)




                           Exhibit "A"
             Liens, Claims, Charges, Security Interests
              Restrictions and Other Encumbrances of
                       The Assets of Accurate

None.















































                                Exhibit "B"
                    Equipment & Work-in-Progress Retained by
                       Accurate Not Conveyed to Rubicon


1)     Bard Access Systems:          PO#   4760     $ 4,893.00

2)     Dimequip S.A.:                PO# 990930     $39,770.00
       (50% with Delivery)

3)     Klein-Baker Medical:          PO#   2990     $20,612.00
       (50% with Delivery)

4)     Merit Medical Systems:        PO#  203475    $   750.00
                                     PO# 2020494

5)     Utah Medical Products:        PO#   22398    $10,934.91

                                     Total:         $82,063.91

                               Exhibit "C"
           Contracts, Purchase Orders, and Commitments Retained
                 By Accurate Not Conveyed to Rubicon

                         Accurate Designs, Inc.
                       Open Invoices by Customer
                         As of April 14, 2000

               Type                       Date       Num         Terms       Due Date   Aging   Open Balance
                                          ----       ---         -----       --------   -----   ------------
Adam Spence Co.
Invoice                                  3/31/00   ADM027A       Net 30      4/30/00              2,547.20
                                                                                               ------------
Total Adam Spence Co.                                                                              2,547.20

Arterial Vascular Engineering
Invoice                                  2/2/00    AVE016A       Net 30       3/3/00     42          852.11
                                                                                               ------------
Total Arterial Vascular Engineering                                                                  852.11

Bard Access Systems
Invoice                                  3/27/00   BRD026A                    3/27/00    18       20,507.00
                                                                                               ------------
Total Bard Access Systems                                                                         20,507.00

Dimequip S.A.
Invoice                                  1/10/00   DIM007A                    1/10/00    95        3,831.00
Invoice                                  3/10/00   DIM024A   wire transfer    3/10/00    35        7,200.00
                                                                                               ------------
Total Dimequip S.A.                                                                               11,031.00

Euromedical Industries Sdn. Bhd.
Invoice                                   3/6/00   EUR020A       Net 30        4/5/00     9          200.00
Invoice                                  3/17/00   EUR025A       Net 30       4/16/00              7,849.00
                                                                                               ------------
Total Euromedical Industries Sdn. Bhd.                                                             8,049.00

Luther Research Partners
Invoice                                   4/4/00   LUT028A       Net 30        5/4/00                966.20
                                                                                               ------------
Total Luther Research Partners                                                                       966.20

Merit Medical Systems, Inc.
Invoice                                   4/5/00   MRT029A       Net 30        5/5/00                252.59
                                                                                               ------------
Total Merit Medical Systems, Inc.                                                                    252.59

Rubicon Medical, Inc.
Invoice                                   3/6/00   RUB021        Net 30        4/5/00      9       2,100.00
Invoice                                   3/6/00   RUB021A       Net 30        4/5/00      9         133.90
                                                                                               ------------
Total Rubicon Medical, Inc.                                                                        2,233.90

Utah Medical Products
Payment                                   1/17/00  40309                                            -652.91
                                                                                               ------------
Total Utah Medical Products                                                                         -652.91

Vygon Corporation
Invoice                                   3/13/00   VGN022A   wire transfer  3/13/00      32       1,400.00
                                                                                               ------------
Total Vygon Corporation                                                                            1,400.00


TOTAL                                                                                             47,186.09
                                                                                               ============




                                    Exhibit "D"
                  Inventory and Supplies Retained by Accurate
                            Not Conveyed to Rubicon


None.











































                                     Exhibit "E"
                    Accurate Tax Liabilities Retained by Accurate
                              Not Conveyed to Rubicon

1)     All payroll taxes through the closing date of the Agreement.
2) All State, federal, and local income taxes through the closing date of the
       Agreement.